SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934




        Date of Report (Date of earliest event reported) December 6, 1999

                            U.S. Wireless Data, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


     Colorado                  0-22848                      84-1178691
 ----------------            -----------                  ------------------
(State or other             (Commission                  (I.R.S. Employer
 jurisdiction                File Number)                 Identification No.)
 of incorporation)


           2200 Powell Street, Suite 800, Emeryville, California 94608
           -----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (510) 596-2025


          ------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

Rod L. Stambaugh, the President and a Director of U. S. Wireless Data, Inc. resigned from the Company effective December 6, 1999. Dean M. Leavitt, the Company's Chief Executive Officer and Chairman will assume Mr. Stambaugh's corporate duties and responsibilities .


Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          U.S. Wireless Data, Inc.
                                          (Registrant)


     December 7, 1999                     By  /s/ Robert E. Robichaud
     ----------------                         -----------------------
     (Date)                                   (Signature)
                                              Robert E. Robichaud
                                              Chief Financial Officer

















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